Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 3 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of December 17, 2009 (this “Agreement”), among X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X- Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc. (the “Company”), X-RITE GLOBAL, INCORPORATED, a Michigan corporation (“X-Rite Global”), X-RITE HOLDINGS, INC., a Michigan corporation (“X-Rite Holdings”), XR VENTURES, LLC, a Michigan limited liability company (“XR Ventures”), GRETAGMACBETH, LLC, a Delaware limited liability company (“GretagMacbeth”), PANTONE LLC, a Delaware limited liability company, formerly known as Pantone, Inc., a Delaware corporation (“Pantone”), PANTONE ASIA, INC., a Delaware corporation (“Pantone Asia”), PANTONE GERMANY, INC., a Delaware corporation “Pantone Germany”), PANTONE JAPAN, INC., a Delaware corporation (“Pantone Japan”), PANTONE U.K., INC., a Delaware corporation (“Pantone UK”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof (such Persons, together with the Company, X-Rite Global, X-Rite Holdings, XR Ventures, GretagMacbeth, Pantone, Pantone Asia, Pantone Germany, Pantone Japan and Pantone UK are referred to herein each individually as a “Credit Party” and collectively as the “Credit Parties”), FIFTH THIRD BANK, an Ohio banking corporation, and successor by merger to Fifth Third Bank, a Michigan banking corporation (in its individual capacity, “Fifth Third”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for certain financial institutions from time to time party thereto (each a “Lender” and collectively the “Lenders”), and the other LENDERS signatory hereto.

WITNESSETH:

WHEREAS, the Company, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain First Lien Credit and Guaranty Agreement dated as of October 24, 2007 (as the same has been amended pursuant to that certain (a) Forbearance Agreement and Consent, Waiver and Amendment No. I to First Lien Credit and Guaranty Agreement dated as of August 20, 2008, and (b) Consent and Amendment No. 2 to First Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (First Lien) dated as of August 18, 2009, is currently being amended, and may further be amended, amended and restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, pursuant to the Credit Agreement, (a) the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Company, and (b) each Credit Party (other than the Company) has guaranteed all existing and future Obligations of the Company and the other Credit Parties;

WHEREAS, the Company and the other Credit Parties have requested that the Administrative Agent and the Requisite Lenders amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions set forth herein; and

WHEREAS, the Agents and Lenders agree to accommodate such requests of the Company and the other Credit Parties, in each case on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date, and in reliance on the representations and warranties of the Company set forth in this Agreement and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined term and its definition in the correct alphabetical order:

“Sterling” means the lawful money of the United Kingdom.

(b) Section 1 of the Credit Agreement is hereby further amended by adding a new Section 1.4 thereto immediately following Section 1.3 thereof as follows:

“1.4 Currency Fluctuations. The Administrative Agent may set up standards and procedures to determine or redetermine the equivalent in Dollars of any amount expressed in any currency other than Dollars and otherwise may, but shall not be obligated to, rely on any determination made by the Company or any of its Subsidiaries or the Issuing Bank. Any such determination or redetermination by the Administrative Agent shall be conclusive and binding for all purposes, absent demonstrable error. No determination or redetermination by any Lender or the Company or any Subsidiary of the Company and no other currency conversion shall change or release any obligation of the Company, any Subsidiary of the Company or of any Lender or Issuing Bank (other than the Administrative Agent) under any Credit Document, each of which agrees to pay separately for any shortfall remaining after any conversion and payment of the amount as converted (in each case, as required pursuant to the terms of this Agreement). In addition to all payment requirements of the Company and the Lenders set forth in this Agreement, if, on any date of determination, the Administrative Agent determines that as a result of the currency conversion described above (a) the Total Utilization of Revolving Commitments exceeds the aggregate Revolving Commitments then in effect or (b) the total Letter of Credit Usage exceeds the Letter of Credit Sublimit, then (i) the Administrative Agent shall give notice thereof to the Company and the Lenders and (ii) within one (1) Business Day thereafter, the Company shall either (x) in the case of clause (a) above, repay or prepay Revolving Loans in accordance with this Agreement in an aggregate principal amount such that, after giving effect thereto, the Total Utilization of Revolving Commitments shall not exceed the total Revolving Commitments then in effect or (y) in the case of clause (b) above, cash collateralize the outstanding Letters of Credit in an amount in Dollars equal to the amount by which the Letter of Credit Usage exceeds the Letter of Credit Sublimit on terms reasonably satisfactory to the Administrative Agent (which such cash collateral shall be held by the Administrative Agent until such time as the Administrative Agent determines in its sole discretion that the Letter of Credit Usage no longer exceeds the Letter of Credit Sublimit). The Administrative Agent may set up appropriate mechanisms to round up or down or otherwise round up or down amounts hereunder to the nearest higher or lower amount and may determine reasonable de minimis payment thresholds. In the event the Issuing Lender has honored any draw under any Letter of Credit issued in a currency other than Dollars, the Company shall reimburse the Issuing Lender in accordance with the terms set forth herein in the currency of such drawing or, solely if agreed to by the Issuing Lender, in Dollars.”

(c) Section 2.4(a)(i) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof

“(i) each Letter of Credit shall be denominated in Dollars, Sterling or any other currency that (w) has been agreed to by the Administrative Agent acting in its sole discretion, (x) is readily available, (y) is freely traded and (z) is convertible into Dollars in the international interbank market;”

Section 2. Conditions to Effectiveness of this Agreement. Notwithstanding anything to the contrary set forth herein, this Agreement shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a) the delivery to the Administrative Agent of this Agreement executed by each Credit Party, the Administrative Agent and the Requisite Lenders;

(b) the accuracy of the representations and warranties contained in Section 3 hereof; and

(c) no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

The “Third Amendment Effective Date” shall mean the first date on which each of the conditions set forth in this Section 2 have been satisfied.

Section 3. Representations and Warranties.

To induce the Agents and the Lenders to enter into this Agreement, each Credit Party hereby represents and warrants to the Agents and Lenders that as of the date hereof:

(a) each of the representations and warranties made by such Credit Party contained in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such date, except to the extent such representation or warranty expressly relates to an earlier date (in which case, such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date);

(b) such Credit Party has all requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Credit Party;

(d) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Agreement and the Credit Agreement, as amended hereby, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, any of the Organizational Documents (including, without limitation, the Certificate of Designations) of the Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries, except, to the extent that any such violations could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, except to the extent that any such conflicts, breaches or defaults could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries; or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents that were obtained on or before the date hereof and disclosed in writing to the Administrative Agent except for any such approvals or consents the failure of which to obtain could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect;

(e) this Agreement and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(f) no Default or Event of Default presently exists.

Section 4. Reference and Effect on the Credit Documents.

(a) On and after the Third Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Credit Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement and each of the other Credit Documents, as specifically amended or otherwise modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. The Credit Agreement and the other Credit Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d) Except as expressly set forth herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Lender or the Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Credit Document.

(e) This Agreement is a Credit Document.

Section 5. GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

(b) SUBMISSION TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 6. Miscellaneous.

(a) Consent of Guarantors. Each of the Guarantors of the Obligations of the Company under the Credit Agreement that is a party to this Agreement hereby (a) consents to the terms and provisions hereof, (b) acknowledges that notwithstanding the execution and delivery hereof, the obligations of each of such Guarantor are not impaired or affected and its Guaranty continues in full force and effect, and (c) ratifies, confirms and reaffirms its Guaranty and each of the Credit Documents to which it is a party.

(b) Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Company’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

(c) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Agreement is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of any Agent or any Lender arising under the Credit Agreement, any of the other Credit Documents or applicable law. The failure of any Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party or any other Person obligated under any Credit Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof, and no rights of any Agent or any Lender hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by any Agent or any Lender of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Credit Documents remain in full force and effect, except to the extent expressly modified by this Agreement.

(d) Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Agreement signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(e) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

(f) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

(g) Section Titles. The section and subsection titles contained in this Agreement are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Agents and the Lenders, on the one hand, and the Credit Parties on the other hand. Any reference in this Agreement to any “Section” refers, unless the context otherwise indicates, to a section of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:

X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X-Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc., as the Company

By:	/s/ Rajesh K. Shah
Name:	Rajesh K. Shah
Its:	Chief Financial Officer

OTHER CREDIT PARTIES:

X -RITE GLOBAL, INCORPORATED, a Michigan corporation

X-RITE HOLDINGS, INC., a Michigan corporation

XR VENTURES, LLC, a Michigan limited liability company

GRETAGMACBETH LLC, a Delaware limited liability company

PANTONE LLC, a Delaware limited liability company

PANTONE ASIA, INC., a Delaware corporation

PANTONE GERMANY, INC., a Delaware corporation

PANTONE JAPAN, INC., a Delaware corporation

PANTON U.K., INC., a Delaware corporation

By:	/s/ Rajesh K. Shah
Name:	Rajesh K. Shah
Its:	Chief Financial Officer

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENTS AND LENDERS:

FIFTH THIRD BANK, an Ohio banking corporation, and successor by merger to Fifth Third Bank, a Michigan banking corporation, as Administrative Age9n, Collateral Agent and a Lender

By:	/s/ Scott R. DeMeester
Name:	Scott R. DeMeester
Title:	Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

PNC Bank, National Association, successor to National City Bank, as a Lender

By:	/s/ Arthur F. Gray
Name:	Arthur F. Gray
Title:	Senior Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GE Business Financial Services Inc. (formerly known as Merrill Lynch Businessfinancial Services Inc,)

By:	/s/ Sandra Horn
Name:	Sandra Horn
Title:	Its Duly Authorized Signatory

General Electric Capital Corporation

By:	/s/ Sandra Horn
Name:	Sandra Horn
Title:	Its Duly Authorized Signatory

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Bank of America, as a Lender

By:	/s/ David Edwards
Name:	David Edwards
Title:	Senior Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD
By: GOLUB CAPITAL MANAGEMENT LLC, as Collateral Manager as a Lender

By:	/s/ Michael Loehrke
Name:	Michael Loehrke
Title:	Designated Signatory

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD.
By: GOLUB CAPITAL INCORPORATED, as Collateral Manager as a Lender

By:	/s/ Michael Loehrke
Name:	Michael Loehrke
Title:	Designated Signatory

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO III, Limited
By:	American Money Management, Corp.
as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO IV, Limited
By:	American Money Management, Corp. as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO V, Limited
By:	American Money Management, Corp. as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC CLO VI, Limited
By:	American Money Management, Corp. as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

AMMC VIII, Limited
By:	American Money Management, Corp. as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written,

LENDERS Cont’d:

Bank of the West, as a Lender

By:	/s/ Sidney Jordan
Name:	Sidney Jordan
Title:	Vice President

Amendment No. 3 to First Lien Credit and Guaranty Agreement